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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
        -----------------------------------------------------------------


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 6, 1997


                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
                            FOAMEX INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


       1-11432                                           05-0475617
       1-11436                                           22-3182164
       0-22624                                           05-0473908
(Commission File Number)                   (I.R.S. Employer Identification No.)


1000 Columbia Avenue,
        Linwood, PA                                          19061
(Address of principal executive offices)                   (Zip Code)



                                 (610) 859-3000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 2. Acquisition or Disposition of Assets.

         On October 6, 1997, General Felt Industries, Inc. ("GFI"), a Delaware corporation and wholly owned subsidiary of Foamex L.P. ("FLP"), completed the transaction contemplated by the Asset Purchase Agreement, dated as of August 29, 1997, as amended by the Addendum to Asset Purchase Agreement, dated as of October 1, 1997, by and among GFI, FLP, Bretlin, Inc. ("Bretlin") and The Dixie Group, Inc. ("Dixie"), pursuant to which Bretlin purchased certain assets and assumed certain liabilities related to GFI's needlepunch carpeting, tufted carpeting and artificial grass products business located at its facilities in Dalton, Georgia.

         The aggregate purchase price was approximately $41.2 million, subject to post-closing adjustment. FLP intends to use the net proceeds from the sale to reduce long-term debt. The consideration paid in the sale was determined through arms-length negotiations between GFI and FLP on the one hand and Bretlin and Dixie on the other.

ITEM 7.  Financial Statements and Exhibits.

          (a)  Financial Statements of Business Acquired:  None

          (b)  Pro Forma Financial Information: None

          (c)  Exhibits:

                2.1 Asset Purchase Agreement, dated as of August 29, 1997, by and among General Felt Industries, Inc., Foamex L.P., Bretlin, Inc. and The Dixie Group, Inc. (previously filed as an exhibit to the Form 8-K reporting an event which occurred August 29, 1997)

                2.2 Addendum to Asset Purchase Agreement, dated as of October 1, 1997, by and among General Felt Industries, Inc., Foamex L.P., Bretlin, Inc. and The Dixie Group, Inc.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           FOAMEX L.P.

                                           By:  FMXI, Inc., its Managing
                                                General Partner



DATE: October 20, 1997                     By:  /s/ Kenneth R. Fuette
                                                -------------------------
                                                NAME: Kenneth R. Fuette
                                                TITLE: Executive Vice President
                                                       and Chief Financial
                                                       Officer


                                           FOAMEX CAPITAL CORPORATION



DATE: October 20, 1997                      By:/s/ Kenneth R. Fuette
                                               -------------------------
                                               NAME:  Kenneth R. Fuette
                                               TITLE: Treasurer and Chief
                                                      Financial Officer




                                          FOAMEX INTERNATIONAL INC.



DATE: October 20, 1997                    By: /s/ Kenneth R. Fuette
                                              -------------------------
                                              NAME: Kenneth R. Fuette
                                              TITLE: Executive Vice President
                                                     and Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit No.                           Document
-----------                           --------
   2.2 Addendum to Asset Purchase Agreement, dated as of October 1, 1997, by and among General Felt Industries, Inc., Foamex L.P., Bretlin, Inc. and The Dixie Group, Inc.